UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 11, 2017

MARINUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Radnor Chester Road, Suite 250 Radnor, PA	19087-5279
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07             Submission of Matters to a Vote of Security Holders.

On May 11, 2017, Marinus Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders. The following proposals were submitted by the Company’s Board of Directors (“Board”) to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal 1 — Election of Directors

The stockholders elected the following individuals to serve as Class III directors for a three-year term until the 2020 annual meeting of stockholders and until their successors are elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Enrique J Carrazana M.D.	6,256,480	443,260	6,113,886
Tim M. Mayleben	5,419,000	1,280,740	6,113,886

Proposal 2 — Amendment to the Company’s 2014 Equity Compensation Plan (the “Plan”) increasing the maximum number of shares of common stock available for issuance under the Plan to from 700,000 to 4,158,164, and further increasing the number of shares of common stock available for issuance under the Plan pursuant to an annual increase on January 1 of each year until the expiration of the Plan from the lesser of 1,120,000 common shares or 4% of the total number of shares of the Company’s capital stock calculated on a common-equivalent basis and outstanding on that date or such lesser number of shares as the Board may determine, to the lesser of 2,000,000 common shares or 5% of the total number of shares outstanding on that date or such lesser number of shares as the Board may determine.

The stockholders approved the amendment of the Company’s 2014 Equity Compensation Plan as follows:

For	Against	Abstain	Broker Non-Votes
4,829,823	1,826,133	43,784	6,113,886

Proposal 3 — Ratification of the selection of KPMG  LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

For	Against	Abstain	Broker Non-Votes
14,846,640	238,004	159,774	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

	By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer,
Secretary and Treasurer

Date: May 15, 2017